

SYNERGY RESOURCES CORPORATION

ENERCOM® CONSULTING

The Oil & Gas Conference® Denver 2012

Corporate Management Presentation
NYSE MKT: SYRG
August 2012

Disclaimer: Forward Looking Statements

SYNERGY RESOURCES CORPORATION

Cautionary Statement Regarding Forward-Looking Statements

- **This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.**
- **Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management.**
- **Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's reports.**
- **Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.**

Introductions – Key Senior Executives

Company's Management has Owned/Operated 300+ D-J Basin Wells in the Last 30+ years.

Key Corporate Executives

- **Edward Holloway, *President, Chief Executive Officer, Director***
  - 25+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Co-Founder, Cache Exploration Inc.
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Member of Denver-Julesburg Petroleum Association
  - Past President of Colorado Oil and Gas Association – 1990
- **William Scaff Jr., *Vice President, Secretary, Treasurer, Director***
  - 20+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Dresser Industries Area Manager and Total Petroleum Regional Manager
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Trustee of Colorado/Wyoming Petroleum Marketers Association
- **Frank Jennings, *Principal Financial Officer***
  - 20+ years of accounting and finance experience; MBA from Indiana University
  - Joined Synergy full time in March 2011, after serving on a part time basis since 2008
  - Five years as Chief Financial Officer of Gold Resource Corporation (NYSE Amex: GORO)
  - Ten years as CPA with PriceWaterhouseCoopers in Houston
  - Four years as Audit Manager with The Walt Disney Companies
  - Experience in oil and gas drilling, services, exploration and production

Introductions - Board of Directors

SYNERGY RESOURCES CORPORATION

Edward Holloway
- Director – June 2008

Raymond McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William Scaff, Jr.
- Director – June 2008

Bill Conrad*
- Director – May 2005

George Seward
- Director – July 2010

- George Seward was appointed as a Director in July 2010. Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.

- The management team has significant oil and natural gas experience combined with financial management expertise.

○ Denotes independent director.

Company Overview

- Independent operator in the exploration and production of crude oil and natural gas focusing in the Denver-Julesburg Basin

- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships



- Expand acreage position in the thriving Denver-Julesburg Basin and develop low cost and low risk vertical wells with nearly a ***100% success rate***

- Favorable oil and gas contracts in place



Highlights Snapshot

SYNERGY
RESOURCES CORPORATION

Rapidly Growing Production	For the nine months ended May 31, 2012, average daily BOE production increased 167% compared to 2011.
Concentration in Wattenberg Field	Over 400 net Wattenberg low-risk drilling locations on 20 acre spacing. Permits completed and approved on 40 vertical wells, permits in process for 30 vertical wells plus 9 horizontal Niobrara wells and 3 horizontal Codell wells, permits valid for two years.
Horizontal Drilling Potential	Over 140 net potential horizontal wells in the Niobrara and Codell formations on existing Wattenberg acreage. Over 150 net potential horizontal wells in the Greenhorn and Niobrara formations in the Northern D-J Basin acreage.
Acreage Expansion	220,500 gross acres (186,644 net) Average Cost Per Acre: $103 net
Experienced and Committed Management	Management has more than 30 years of experience in the DJ Basin and owns ~15% of the shares outstanding
Operations	Interests in 201 gross wells (154 net) of which Synergy operates 149

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION

- Efficient use of capital
- Build reserves and cash flow to fund future drilling
- Significant upside potential from multiple pay zones and horizontal wells targeting the Niobrara, Codell & Greenhorn

Low Drilling and Completion Costs	Rapid Return on Investment	High Success Rate (99% of Wells in Wattenberg Field are Completed)
Low Lifting Costs ($2.82 per BOE)	F & D Costs ($15.26 per BOE)	Horizontal Drilling (Niobrara, Codell & Greenhorn formations)
Liquid-Rich Natural Gas (High BTU Content)	Long Life Production and Reserves (30+ Years)	Takeaway Capacity (Expanding in Rocky Mountain Region)

101 Vertical Wells Drilled by Synergy Resources

- TK Farms Wells- Sec.36, T7N, R66W- 5 wells producing
- Northridge Wells- Sec.4, T5N, R66W- 6 wells producing
- Wiedeman Wells-Sec.32, T6N, R66W- 4 wells producing
- Meyer Wells- Sec.21, T5N, R66W- 7 wells producing
- State Wells- Sec.16, T4N, R67W- 8 wells producing
- M&T Farm Wells- Sec.10, T6N, R65W- 6 wells producing
- Pratt Wells- Sec.29, T1N, R68W- 14 wells producing
- Margil Wells- Sec.3, T3N, R68W- 11 wells producing
- Cletcher Wells- Sec.20, T4N, R68W- 3 wells producing
- Haythorn Wells- Sec.36, T7N, R66W- 5 wells producing
- Leffler Wells- Sec. 26, T7N, R66W- 4 wells producing
- Klein Wells- Sec. 8, T4N, R67W – 6 wells producing
- Hilfer Wells- Sec. 8, T4N, R67W – 2 wells producing
- Aims / Greeley CC Wells- Sec. 10&11, T5N, R66W – 9 wells producing
- Margil SE Wells-Sec. 3, T3N, R68W – 7 wells drilled, in completion stage
- Coyle Wells-Sec. 34, T4N, R68W – 4 wells drilled


N
Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO


WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS

SYNERGY RESOURCES CORPORATION

Largest Producers in the Wattenberg and D-J Basin

SYNERGY RESOURCES CORPORATION

- Anadarko Petroleum (NYSE:APC) – Market Cap $34.21B
  - *Believes the play has net resources potential of 500 million to 1.5 billion BOE; believes it has 1,200 – 2,700 future drilling locations with EURs of 300,000-600,000 per well and expects to drill 160 horizontal wells in 2012 (up from 40 in 2011) utilizing 7 rigs in the Basin.*
- Noble Energy (NYSE:NBL) – Market Cap $15.61B
  - *Holds ~400,000 net acres in the Wattenberg, plans to operate 5-6 rigs in 2012 and is targeting 8-10 wells to be completed per month in 2012. Drilled approximately 80 horizontal wells in 2011, and as of Feb 7, 2012 owns 95 horizontal wells producing from the Niobrara. Plans 12-15 extended-reach laterals in 2012.*
- PDC Energy (Nasdaq:PETD) – Market Cap $564.99mm
  - *PDCs has 366 horizontal opportunities across acres and projects 30 day IP rates to be 450-800 BOEPD and EURs of 300-500 MBOE. Currently operates 1,786 gross wells (vertical and horizontal) in the Wattenberg. PDC drilled 17 horizontal Niobrara wells in 2011 and hopes to rill 27 wells in 2012. Over 70% of PDC's project inventory is in the Wattenberg Field.*
- EnCana (NYSE:ECA) – Market Cap $15.93B
  - *Possess 48,000 net acres in the D-J Basin. ECA has drilled 5 horizontal wells in the Niobrara, each delivering IP rates of 260-740 BOEPD. ECA plans to drill an additional 10 wells during the first half of 2012 and has identified nearly 200 well locations on its acreage.*
- Bill Barrett Corporation (NYSE:BBG) – Market Cap $905.95mm
  - *BBG has 283 gross drilling locations and 2 active rigs in the D-J Basin as of Q4 2011. Paid $150 million for 28,000 net acres and 650 BOE per day of production in the D-J Basin. Plans to drill 20-25 horizontal Niobrara wells in 2012.*
- Bonanza Creek Energy (NYSE:BCEI) -- $721.17mm
  - *IPO in December of 2011. Has an internal estimate of 215 horizontal Niobrara drilling locations on approximately 29,000 net acres within the Greater Wattenberg Field. Has been experiencing 24 hour IP rates of approximately 900 BOEPD and 30-day rates of 837 BOEPD. Plans on an "aggressive" 24 well program in the Wattenberg in 2012.*
- Marathon Oil (NYSE:MRO) – Market Cap $18.86B
  - *Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO's 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre*

Source: Company Presentations and Earnings Calls
Market values as Aug 3, 2012

In a 11/15/11 APC research report, Bank of America Merrill Lynch estimates individual horizontal well NPVs of ~$7mm and IRR of ~70% in the Wattenberg Field

Leased Acreage

SYNERGY RESOURCES CORPORATION



Northern D-J Basin
12,757 net (high liquids)
Chase County, NE
48,321 net (oily)
Hayes County, NE
34,315 net (oily)
Hitchcock County, NE
2,492 net (oily)
Dundy County, NE
23,751 net (oily)
Wattenberg Field, CO
12,681 net (high liquids)
Yuma & Washington Counties, CO
45,407 net (dry gas)
Wyoming
Nebraska
Colorado
Kansas
Weld
Morgan
Logan
Sedgwick
Phillips
Yuma
Washington
Adams
Arapahoe
Douglas
Elbert
Lincoln
Kit Carson
Chase
Hayes
Dundy
Perkins
Garden
Deuel
Kimball
Cheyenne
Laramie

- **All vertical wells are in the oil and high-liquids portion of the Wattenberg Field in the D-J Basin** (Codell/Niobrara/Greenhorn/J-Sand formations)
- **Northern D-J Basin acreage is highly prospective for horizontal Niobrara, horizontal Codell, and horizontal Greenhorn**
- **The Nebraska acreage flanks the Central Kansas Uplift and is highly prospective for Mississippian and Pennsylvanian formations.**

Wattenberg Field Allows for Horizontal and Vertical Drilling Within the field

SYNERGY RESOURCES CORPORATION



Laramie
Wyoming
Weld
Morgan
Adams
Denver
Arapahoe
Douglas
Elbert



7N65W
6N65W
Eaton
EATON
Lucerne
Mason Corner
Greeley Junction
Mumper Corner
Cloverly
Lowe
Leffler 14-1H and 24-1H
PDC Energy Operated Wells
W/2 Sec 1, T6N-R65W
Wake E24-77HN
Noble Energy Operated
W/2 Sec 24, T6N-R65W
Vertical Wells

Synergy has received notice on eight additional AFE's on horizontal wells within the 2012 Calendar Year

Synergy has participated in five horizontal Niobrara wells with notable operators in areas which have had considerable prior vertical well development

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION

- Own 112,251 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases
- Extension of horizontal oil plays
- Now majors, large cap E&Ps pursuing
  - Apache Corp. (NSYE:APA) recently acquired 580,000 net acres in Nebraska & Kansas



Nebraska
Colorado
Kansas
Chase County, NE
48,321 net (oily)
Hayes County, NE
34,315 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County, NE
2,492 net (oily)

Multiple Stacked Play



Type Log
Pennsylvanian
Upper
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Middle
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian Lime

New Technology

SYNERGY RESOURCES CORPORATION

The use of pad drilling and new technologies leads to improved drilling efficiencies, increased production, reduced costs and mitigated environmental impact, and allows for multiple wells from one site targeting the J-Sand/Greenhorn/Codell/Niobrara formations.


SUSSEX
SHANNON
NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Industry Leaders Projected
Horizontal Niobrara Single Well Economics

	30 Day IP Rate	Estimated Ultimate Recovery	Source
Anadarko Petroleum (APC)	800 BOEPD	300,000 to 600,000 BOE	Tudor, Pickering, Holt 2012 Conference Presentation, Mar 2012
Noble Energy (NBL)	~550 BOEPD	310,000+ BOE	Howard Weil Energy Conference Mar 2012
PDC Energy (PETD)	450-800 BOEPD	300,00 to 500,000 BOE	Howard Weil Energy Conference Mar 2012

Niobrara



Vertical Well Strategy

SYNERGY RESOURCES CORPORATION

Production Per Zone Per Vertical Well*



Barrels of Oil Equivalent Per Day
200
180
160
140
120
100
80
60
40
20
0
J-Sand
Codell
Niobrara
Comingled
Candidate for Refrac
Ye..
Ye..
Ye..
Ye..

* Example is shown for illustrative purposes only and does not represent actual results

Maximizing the Barrels of Oil Equivalent per Vertical Well

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, Synergy believes it can maximize the BOE's per well and estimates potential ultimate recovery of 120,000 BOEs per well (with refracs)



SUSSEX
SHANNON
NIOBRARA
A-BENCH
B-BENCH
C-BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Financial Profile and Recent Developments

SYNERGY RESOURCES CORPORATION

FINANCIAL PROFILE: NYSE Amex: SYRG

(metrics in millions except per share statistics; as of 08/3/12)

- 52 Week Stock Price Range: $2.20 - $3.75
- Share Price As Of August 3, 2012: $2.91
- Market Capitalization: $149.60
- Diluted Shares Outstanding: 51.4 million
- Warrants Outstanding:
  - **1.0 mm @ $10, Exp: 12/31/12**
  - **4.1 mm @ $6, Exp: 12/31/12**
  - **9.0 mm @ $6; Exp: 12/31/14**
  - **0.8 mm @ Avg $1.62, Exp: 12/31/14**
- Options Outstanding:
  - **2.0 mm @ $1, Exp: 06/11/13**
  - **2.0 mm @ $10, Exp: 06/11/13**
  - **0.8 mm of Employee Options**
- Current Public Float: ~78%
- Avg. Daily Volume (Three Month): 204,330
- Management and Insider Ownership: ~22%
- Institutional Ownership: ~ 15%

OPERATING PROFILE

(metrics in millions and represent 9 months ended 5/31/12)

- Revenue: $18.2
- EBITDA: $13.26; 72.8%
- Net Income: $10.2 or $0.22 EPS
- Cash And Short-term Investments: $27.76
- Debt Outstanding: $3.0
- Total Assets: $117.2

Dec 30, 2011
Closed on $40.4mm Public Offering ($37.4mm net)

Jan 30, 2012
Participated in first horizontal well with Noble Energy as operator
SYRG owns a 25% Working Interest

Mar 15, 2012
Closed agreement to acquire mineral lease interests in approx. 8,875 undeveloped acres in the DJ Basin

Apr 27, 2012
Increased Revolving Line of Credit to $20mm

Jun 2012
Participated in two horizontal wells with PDC Energy as operator

Aug 2012
Drilled 100th company operated well in the Wattenberg field

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Revenue Mix for MRQ:
Oil = 84%
Gas = 9%
*NGLs = 7%
3Q May 2010
4Q Aug 2010
1Q Nov 2010
2Q Feb 2011
3Q May 2011
4Q Aug 2011
1Q Nov 2011
2Q Feb 2012
3Q May 2012

Average Sales Price per Quarter									
	3Q May 2010	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011	1Q Nov 2011	2Q Feb 2012	3Q May 2012
Oil (Bbls)	$ 73.22	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03	$92.33	$91.21
Gas (Mcf)	$ 4.90	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23	$2.09	$1.95
NGLs	*NGLs represented with "Gas" until 2Q Feb 2012							$2.00	$1.67

EBITDA Growth Per Quarter

SYNERGY RESOURCES CORPORATION


EBITDA % for MRQ: ~77%
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
3Q May 2010
4Q Aug 2010
1Q Nov 2010
2Q Feb 2011
3Q May 2011
4Q Aug 2011
1Q Nov 2011
2Q Feb 2012
3Q May 2012

SYNERGY RESOURCES CORPORATION

SYRG Total Gross/Net Wells


250
200
150
100
50
0
Gross/Net Wells
4
11
9
25
17
36
33
40
46
56
89
124
89
141
116
154
132
172
142
189
154
201
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011
2Q/Feb 2012
3Q/May 2012
Aug 2012

SYRG Total Net Acreage


200,000
160,000
120,000
80,000
40,000
0
Net Acreage
11,075
11,118
11,174
13,556
100,419
103,311
161,019
169,579
176,601
186,215
186,644
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011
2Q/Feb 2012
3Q/May 2012
Aug 2012

1P Reserve Growth by Year (PV-10)

SYNERGY RESOURCES CORPORATION


$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Total 1P PV-10 = $232,957
Total 1P PV-10 = $16,557,726
Total 1P PV-10 = $71,757,843
Total 1P PV-10 = $122,576,027
6 mos. ended 2/29/12 – Mid Year Reserve Report
PUD
PDNP
PDP
8/31/2009
8/31/2010
8/31/2011
2/29/2012
PV-10 Reserves

Summary

The management team has a well-defined and clear plan for creating shareholder value which includes:

- Continuing to expand our acreage footprint through leases and acquisitions
- Utilizing an aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Leveraging management's significant experience and expertise in the basin
- Participating with major producers in the horizontal Niobrara
- Preparing to drill and operate horizontal wells in fiscal year 2013

